Tamboran Resources Corporation ARBN 672 879 024 Tower One, International Towers Suite 1, Level 39, 100 Barangaroo Avenue, Barangaroo NSW 2000, Australia +61 2 8330 6626 www.tamboran.com ` Todd Abbott appointed as Managing Director and Chief Executive Officer Highlights • Mr. Todd Abbott has been appointed as Managing Director of Tamboran Resources Corporation, in addition to his role as Chief Executive Officer, effective today. • Mr. Abbott has more than 25 years of upstream oil and gas experience spanning unconventional shale operations, strategy, infrastructure, business planning and corporate finance. • The appointment follows Mr. Abbott’s appointment as Chief Executive Officer in January 2026 and formalizes his executive leadership at the Board level as the Company moves from the appraisal phase into development. Tamboran Resources Chair, Richard Stoneburner, said: “The Board is pleased to appoint Todd as Managing Director and Chief Executive Officer as Tamboran advances its strategy of supplying natural gas from the Beetaloo Basin to the Northern Territory, Australia’s East Coast and Asia Pacific gas markets. “Todd brings more than two decades of upstream experience with a strong record of safety, operational and strategic leadership and capital discipline. We look forward to Todd continuing to lead the Company through its next phase of growth.” Tamboran Resources Managing Director and Chief Executive Officer, Todd Abbott, said: “It is an honor to be appointed Managing Director and Chief Executive Officer of Tamboran, and I thank the Board for its continued support. “This appointment comes at an exciting and transformative time for the Company. The last few months have been a pivotal period for Tamboran and the Beetaloo Basin, highlighted by the achievement of first gas sales from the Beetaloo to the Northern Territory gas market. “I look forward to leading Tamboran through our next phase of growth, as we move from the de-risking phase into the development of this world-class asset.” The material terms of Mr. Abbott’s appointment are unchanged and are set out in the ASX announcement released on January 12, 2026. ANNOUNCEMENT October 19, 2026 Tamboran Resources Corporation (NYSE: TBN, ASX: TBN)

2 This announcement was approved and authorized for release by the Board of Tamboran Resources Corporation. For further information, please contact: Investor inquiries: Chris Morbey, Vice President – Investor Relations and Corporate Development +61 2 8330 6626 Investors@tamboran.com Media inquiries: +61 2 8330 6626 Media@tamboran.com About Tamboran Resources Corporation Tamboran Resources Corporation (NYSE/ASX: TBN) is a growth-driven independent natural gas exploration and production company. Tamboran is focused on an integrated approach to the commercial development of the natural gas resources in the Beetaloo Basin located within the Northern Territory of Australia. Through its subsidiaries, Tamboran holds approximately 2.8 million net prospective acres and is the largest acreage holder in the Beetaloo Basin depocenter. Disclaimer Tamboran makes no representation, assurance or guarantee as to the accuracy or likelihood of fulfillment of any forward-looking statement or any outcomes expressed or implied in any forward-looking statement. The forward-looking statements in this announcement reflect expectations held at the date of this document. Except as required by applicable law or the ASX Listing Rules, Tamboran disclaims any obligation or undertaking to publicly update any forward-looking statements, or discussion of future financial prospects, whether as a result of new information or of future events. The information contained in this announcement does not take into account the investment objectives, financial situation or particular needs of any recipient and is not financial product advice. Before making an investment decision, recipients of this announcement should consider their own needs and situation and, if necessary, seek independent professional advice. To the maximum extent permitted by law, Tamboran and its officers, employees, agents and advisers give no warranty, representation or guarantee as to the accuracy, completeness or reliability of the information contained in this announcement. Further, none of Tamboran nor its officers, employees, agents or advisers accept, to the extent permitted by law, responsibility for any loss, claim, damages, costs or expenses arising out of, or in connection with, the information contained in this announcement.

3 Note on Forward-Looking Statements This announcement contains “forward-looking” statements related to the Company within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements reflect the Company’s current expectations and projections about future events at the time, and thus involve uncertainty and risk. The words “believe,” “expect,” “anticipate,” “will,” “could,” “would,” “should,” “may,” “plan,” “estimate,” “intend,” “predict,” “potential,” “continue,” “participate,” “progress,” “conduct” and the negatives of these words and other similar expressions generally identify forward-looking statements. It is possible that the Company’s future financial performance may differ from expectations due to a variety of factors, including but not limited to: our early stage of development with no material revenue expected until the second half of 2026 and our limited operating history; the substantial additional capital required for our business plan, which we may be unable to raise on acceptable terms; our strategy to deliver natural gas to the Australian East Coast and select Asian markets being contingent upon constructing additional pipeline capacity, which may not be secured; the absence of proved reserves and the risk that our drilling may not yield natural gas in commercial quantities or quality; the speculative nature of drilling activities, which involve significant costs and may not result in discoveries or additions to our future production or reserves; the challenges associated with importing U.S. practices and technology to the Northern Territory, which could affect our operations and growth due to limited local experience; the critical need for timely access to appropriate equipment and infrastructure, which may impact our market access and business plan execution; the operational complexities and inherent risks of drilling, completions, workover, and hydraulic fracturing operations that could adversely affect our business; the volatility of natural gas prices and its potential adverse effect on our financial condition and operations; the risks of construction delays, cost overruns, and negative effects on our financial and operational performance associated with midstream projects; the potential fundamental impact on our business if our assessments of the Beetaloo are materially inaccurate; the concentration of all our assets and operations in the Beetaloo, making us susceptible to region-specific risks; the substantial doubt raised by our recurring operational losses, negative cash flows, and cumulative net losses about our ability to continue as a going concern; complex laws and regulations that could affect our operational costs and feasibility or lead to significant liabilities; community opposition that could result in costly delays and impede our ability to obtain necessary government approvals; exploration and development activities in the Beetaloo that may lead to legal disputes, operational disruptions, and reputational damage due to native title and heritage issues; the requirement to produce natural gas on a Scope 1 net zero basis upon commencement of commercial production, with internal goals for operational net zero, which may increase our production costs; the increased attention to ESG matters and environmental conservation measures that could adversely impact our business operations; risks related to our corporate structure; risks related to our common stock and CDIs; and the other risk factors discussed in this announcement and the Company’s filings with the Securities and Exchange Commission. It is not possible to foresee or identify all such factors. Any forward-looking statements in this document are based on certain assumptions and analyses made by the Company in light of its experience and perception of historical trends, current conditions, expected future developments, and other factors it

4 believes are appropriate in the circumstances. Forward-looking statements are not a guarantee of future performance and actual results or developments may differ materially from expectations. While the Company continually reviews trends and uncertainties affecting the Company’s results of operations and financial condition, the Company does not assume any obligation to update or supplement any particular forward-looking statements contained in this document.